Exhibit 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

     In connection with this annual report on Form 10-K of MeriStar Hospitality Corporation (the “Issuer”) for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald D. Olinger, Chief Financial Officer of the Issuer, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 15, 2004

/s/ Donald D.Olinger
Donald D. Olinger
Chief Financial Officer MeriStar Hospitality Corporation